                                                                   EXHIBIT 10.37


                      AMENDED AND RESTATED REVOLVING CREDIT
                                    AGREEMENT

                             Dated as of May 5, 1997

                                      among

                          WESTERN DIGITAL CORPORATION,
                           NATIONSBANK OF TEXAS, N.A.,
                                BANKBOSTON, N.A.
                    (f/k/a The First National Bank of Boston)
         and the other lending institutions listed on Schedule 1 hereto

                                       and

                           NATIONSBANK OF TEXAS, N.A.
                              as Syndication Agent

                                       and

                                BANKBOSTON, N.A.
                    (f/k/a The First National Bank of Boston)
                                       as
                              Administrative Agent

                                      with

                           BANCBOSTON SECURITIES INC.
                                       and
                        NATIONSBANC CAPITAL MARKETS, INC.

                 having acted as arrangers for this transaction

                      AMENDED AND RESTATED REVOLVING CREDIT
                                    AGREEMENT

      This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of May 5, 1997, by and among (a) WESTERN DIGITAL CORPORATION (the "Borrower"), a Delaware corporation having its principal place of business at 8105 Irvine Center Drive, Irvine, California 92718, (b) NATIONSBANK OF TEXAS, N.A., BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), and the other lending institutions listed on Schedule 1 hereto, (c) NATIONSBANK OF TEXAS, N.A., as syndication agent for the Banks (as hereinafter defined)(the "Syndication Agent") and (d) BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) as administrative agent for the Banks (the "Agent" and, collectively with the Syndication Agent, the "Bank Agents").

      WHEREAS, pursuant to a Revolving Credit Agreement dated as of April 24, 1996 (as amended and in effect from time to time, the "Original Credit Agreement"), by and among the Borrower, certain of the Banks (as hereinafter defined) and the Bank Agents, the Banks party thereto made revolving credit loans and other extensions of credit to the Borrower for general corporate and working capital purposes; and

      WHEREAS, the Borrower has requested, among other things, to amend and restate the Original Credit Agreement on the terms and conditions set forth herein and the Banks are willing to amend and restate the Original Credit Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, the Borrower, the Banks and the Bank Agents agree that on the Closing Date the Original Credit Agreement is hereby amended and restated and shall remain in full force and effect only as set forth herein.

           1.   DEFINITIONS AND RULES OF INTERPRETATION.

        1.1. DEFINITIONS. The terms set forth in Section 1.1 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such term was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement, provided, that the definitions of "Applicable Margin" and "Revolving Credit Loan Maturity Date" contained therein shall each be deleted in its entirety and restated as follows:

      Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Borrower's Fixed Charge Coverage Ratio as determined for the fiscal period of the Borrower ending on the fiscal quarter ended immediately preceding the applicable Rate Adjustment Period.

                               BASE RATE     EURODOLLAR       COMMITMENT     LETTER OF
FIXED CHARGE COVERAGE            LOANS       RATE LOANS       FEE RATE      CREDIT FEES
RATIO                        (BASIS POINTS) (BASIS POINTS)  (BASIS POINTS) (BASIS POINTS)
------------------------     -------------- --------------  -------------- --------------

Less than 3.00:1.00                0            87.5           25               87.5

Greater than or equal to
3.00:1.00, but less than           0            65             22.5             65
4.00:1.00

Greater than or equal to           0            47.5           17.5             47.5
4.00:1.00, but less than
5.50:1.00

Greater than or equal to           0            40             15               40
5.50:1.00



      Notwithstanding the foregoing, (a) for Revolving Credit Loans outstanding and Letter of Credit Fees and the Commitment Fee Rate payable during the period commencing on the Closing Date through the date immediately preceding the first Adjustment Date to occur after March 31, 1997, the Applicable Margin shall be the lowest Applicable Margin set forth above, and (b) if the Borrower fails to deliver any Compliance Certificate when required by Section 8.4(c) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

      Revolving Credit Loan Maturity Date. April 24, 2000, unless extended in accordance with Section 2.1.2, and then such date as set forth in such extension notice.

      1.2. RULES OF INTERPRETATION. The rules of interpretation set forth in
Section 1.2 of the Original Credit Agreement shall be incorporated by reference herein.

                       2. THE REVOLVING CREDIT FACILITY.

      The provisions set forth in Section 2 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                  3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

      The provisions set forth in Section 3 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                             4. LETTERS OF CREDIT.

      The provisions set forth in Section 4 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                         5. CERTAIN GENERAL PROVISIONS.

      The provisions set forth in Section 5 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                                 6. GUARANTIES.

      The provisions set forth in Section 6 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                       7. REPRESENTATIONS AND WARRANTIES.

      The provisions set forth in Section 7 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                   8. AFFIRMATIVE COVENANTS OF THE BORROWER.

      The provisions set forth in Section 8 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                 9. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

      The provisions set forth in Section 9 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                    10. FINANCIAL COVENANTS OF THE BORROWER.

      The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

      10.1. PROFITABLE OPERATIONS. The Borrower will not permit Consolidated Net Income or Consolidated Net Operating Income for any two consecutive fiscal quarters to be less than $1.00.

      10.2. FIXED CHARGE COVERAGE RATIO. The Borrower will not as at the end of any fiscal quarter, permit the ratio of (a) the sum of (i) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date plus (ii) Rental Obligations for the period of four (4) consecutive fiscal quarters ending on such date to (b) the sum of (i) Consolidated Total Interest Expense for the period of four (4) consecutive fiscal quarters ending on such date plus (ii) Rental Obligations for the period of four (4) consecutive fiscal quarters ending on such date, to be less than 2.50:1.00.

      10.3. MINIMUM LIQUIDITY. The Borrower will not permit the ratio of (a) the sum of (i) cash of the Borrower plus (ii) Current Accounts Receivable of the Borrower to (b) the sum of (i) accounts payable of the Borrower plus (ii) Senior Funded Indebtedness to be less than 1.25 to 1.00 at any time.

      10.4. CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth at any time to be less than the greater of (a) $450,000,000 or (b) the sum of (i) $450,000,00 plus, on a cumulative basis, (ii) 75% of positive Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ended June 30, 1997, minus (iii) 100% of the purchase price paid by the Borrower to repurchase the capital stock of the Borrower in such fiscal quarters.

                            11. CLOSING CONDITIONS.

      The obligations of the Banks to make the initial Revolving Credit Loans and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent.

      11.1. LOAN DOCUMENTS. The Credit Agreement shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of such document.

      11.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Banks shall have received from the Borrower and each of its Subsidiaries a secretary's certificate from each such Person certifying that no changes have been made to each of (a) its charter or other incorporation documents from the date previously delivered to the Agent under the Original Credit Agreement, and (b) its by-laws as in effect on such date, other than the changes to the Borrower's charter documents which have been disclosed in writing to the Agent. In addition, the Borrower shall provide the Agent with evidence of the liquidation of each of Selanar Corporation, Western Digital Capital Corporation, Western Digital Europe and Western Digital Pacific Corporation.

      11.3. CORPORATE, ACTION. All corporate action necessary for the valid execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

      11.4. OPINION OF COUNSEL. Each of the Banks and the Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from Michael A. Cornelius, Esq., counsel to the Borrower and its Domestic Subsidiaries.

                       12. CONDITIONS TO ALL BORROWINGS.

      The provisions set forth in Section 12 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                   13. EVENTS OF DEFAULT; ACCELERATION; ETC.

      The provisions set forth in Section 13 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                                  14. SETOFF.

      The provisions set forth in Section 14 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                              15. THE BANK AGENTS.

      The provisions set forth in Section 15 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                                 16. EXPENSES.

      The provisions set forth in Section 16 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                              17. INDEMNIFICATION.

      The provisions set forth in Section 17 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                        18. SURVIVAL OF COVENANTS, ETC.

      The provisions set forth in Section 18 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                  19. ASSIGNMENT AND PARTICIPATION; ACCESSION.

      The provisions set forth in Section 19 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                               20. NOTICES, ETC.

      The provisions set forth in Section 29 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                               21. GOVERNING LAW.

      The provisions set forth in Section 21 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                                 22. HEADINGS.

      The provisions set forth in Section 22 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                               23. COUNTERPARTS.

      The provisions set forth in Section 23 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                           24. ENTIRE AGREEMENT, ETC.

      The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in
Section 26.

                           25. WAIVER OF JURY TRIAL.

      Each of the Borrower and the Banks hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Revolving Credit Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that no representative, agent or attorney of any Bank or either of the Bank Agents has represented, expressly or otherwise, that such Bank or such Bank Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that each of the Bank Agents and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                    26. CONSENTS, AMENDMENTS, WAIVERS, ETC.

      The provisions set forth in Section 26 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                               27. SEVERABILITY.

      The provisions set forth in Section 27 of the Original Credit Agreement shall be incorporated by reference herein and shall have the same effect in this Credit Agreement as if each such provision was set forth verbatim herein, and shall survive the termination, amended and restatement of the Original Credit Agreement.

                         28. TRANSITIONAL ARRANGEMENTS.

      This Credit Agreement shall on the Closing Date supersede the Original Credit Agreement, except as provided in this Section 28. On the Closing Date, the rights and obligations of the parties evidenced by the Original Credit Agreement shall be evidenced by this Credit Agreement and other Loan Documents, the "Revolving Credit Loans" as defined in the Original Credit Agreement shall be converted to Revolving Credit Loans as defined herein, and all outstanding letters of credit issued by the Agent for the account of the Borrower prior to the Closing Date shall, for the purposes of this Credit Agreement, be Letters of Credit. All interest and fees and expenses, if any, owing or accruing under or in respect of the Original Credit Agreement through the Closing Date shall be calculated as of the Closing Date (prorated in the case of any fractional periods) and shall be paid in accordance with the method, and on the dates, specified in the Original Credit Agreement, as if the Original Credit Agreement were still in effect. Commencing on the Closing Date, the commitment fees shall be payable by the Borrower to the Agent for the account of the Banks in accordance with Section 2.2.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                    WESTERN DIGITAL CORPORATION

                                    By: /s/ STEVEN M. SLAVIN
                                        ----------------------------------------
                                        Name:  Steven M. Slavin
                                        Title: Vice President, Taxes & Treasurer

                                    NATIONSBANK OF TEXAS, N.A.,
                                    individually and as Syndication Agent

                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    THE FIRST NATIONAL BANK OF
                                    BOSTON, individually and as Agent

                                    By:
                                        ----------------------------------------
                                       Name:
                                       Vice President

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                    WESTERN DIGITAL CORPORATION

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    NATIONSBANK OF TEXAS, N.A.,
                                    individually and as Syndication Agent

                                    By: /s/ STAN W. REYNOLDS
                                        ----------------------------------------
                                       Name: STAN W. REYNOLDS
                                       Title: VICE PRESIDENT

                                    THE FIRST NATIONAL BANK OF
                                    BOSTON, individually and as Agent

                                    By:
                                        ----------------------------------------
                                       Name:
                                       Vice President

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                    WESTERN DIGITAL CORPORATION

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    NATIONSBANK OF TEXAS, N.A.,
                                    individually and as Syndication Agent

                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    BANKBOSTON, N,A. (f/k/a The First National
                                    Bank of Boston),individually and as Agent

                                    By: /s/  BANKBOSTON
                                        ----------------------------------------
                                       Name: BankBoston
                                       Vice President

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                    WESTERN DIGITAL CORPORATION

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    NATIONSBANK OF TEXAS, N.A.,
                                    individually and as Syndication Agent

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    individually and as Agent

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Vice President

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By: /s/ SCOTT LANE
                                        ----------------------------------------
                                       Name: Scott Lane
                                       Title: Vice President

                                 BANQUE NATIONALE de PARIS

                                 By: /s/ CLIVE BETTLES
                                     -----------------------------------------
                                      Name:  Clive Bettles
                                      Title: Senior Vice President and Manager

                                 By: /s/ TJALLING TERPSTRA
                                     -----------------------------------------
                                      Name:  Tjalling Terpstra
                                      Title: Vice President

                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 THE SUMITOMO BANK, LIMITED

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 MITSUBISHI TRUST & BANKING CORPORATION

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 BANQUE NATIONALE de PARIS

                                 By:
                                     -----------------------------------------
                                      Name:
                                      Title:

                                 By:
                                     -----------------------------------------
                                      Name:
                                      Title:

                                 THE BANK OF NOVA SCOTIA

                                 By: /s/ W.H. TILLINGER
                                     -----------------------------------------
                                     Name: W.H. TILLINGER
                                     Title: Relationship Manager

                                 FLEET NATIONAL BANK

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 THE SUMITOMO BANK, LIMITED

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 MITSUBISHI TRUST & BANKING CORPORATION

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 BANQUE NATIONALE de PARIS

                                 BY:
                                     -----------------------------------------
                                      Name
                                      Title

                                 BY:
                                     -----------------------------------------
                                      Name:
                                      Title:

                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 FLEET NATIONAL BANK

                                 By:   FLEET NATIONAL BANK
                                     -----------------------------------------
                                     Name: Fleet National Bank
                                     Title: VP

                                 THE SUMITOMO BANK, LIMITED

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 MITSUBISHI TRUST & BANKING CORPORATION

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 BANQUE NATIONALE de PARIS

                                 BY:
                                     -----------------------------------------
                                      Name
                                      Title

                                 BY:
                                     -----------------------------------------
                                      Name:
                                      Title:

                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 THE SUMITOMO BANK, LIMITED

                                 By: /s/  GORO HIRAI
                                     -----------------------------------------
                                     Name:  GORO HIRAI
                                     Title: JOINT GENERAL MANAGER

                                 MITSUBISHI TRUST & BANKING CORPORATION

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 BANQUE NATIONALE de PARIS

                                 BY:
                                     -----------------------------------------
                                      Name
                                      Title

                                 BY:
                                     -----------------------------------------
                                      Name:
                                      Title:

                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 THE SUMITOMO BANK, LIMITED

                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                 MITSUBISHI TRUST & BANKING CORPORATION (USA)

                                 By: /s/ GARY T. MACIAK
                                     -----------------------------------------
                                     Name: Gary T.Maciak
                                     Title: First Vice President

                            RATIFICATION OF GUARANTY

      Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Amended and Restated Revolving Credit Agreement as of May 5, 1997, and agrees that the Guaranty dated as of April 24, 1996 from Western Digital Rochester Inc. (the "Guarantor") in favor of the Agent, the Syndication Agent and each of the Banks, and all other Loan Documents to which the Guarantor is a party remain in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.

                                      WESTERN DIGITAL ROCHESTER, INC.

                                      By: /s/ STEVEN M. SLAVIN
                                          --------------------------------------
                                      Title:  Steven M. Slavin, President

                                   SCHEDULE 1

                       Commitments; Commitment Percentages

                                                                 Commitment
Bank                                    Commitment               Percentage

NationsBank of Texas, N.A.            $ 25,750,000                17.1667%
Domestic Lending Office:
901 Main Street, 67th Floor
Dallas, TX 75283-1000
Attn: Stan Reynolds
Vice President
Eurodollar Lending Office:
Same as Above

BankBoston, N.A. (f/k/a The           $ 25,750,000                17.1667%
First National Bank of Boston)
Domestic Lending Office
100 Federal Street
Boston, MA 02110
Attn: High Technology Division
Eurodollar Lending Office:
Same as Above

Fleet National Bank                   $ 20,000,000                13.3333%
Domestic Lending Office
One Federal Street - MAOFO323
Boston, MA 02211
Attn: Frank Benesh
Managing Director
Eurodollar Lending Office:
Same as Above

The Sumitomo Bank, Limited            $ 20,000,000               13.3333%
Domestic Lending Office
777 S. Figueroa Street, Suite 2600
Los Angeles, CA 90017
Attn: Mr. Mike Jackson
Eurodollar Lending Office:
Same as Above

Union Bank of California, N.A.        $ 18,500,000               12.3333%
Domestic Lending Office:
550 South Hope Street, 5th Floor
Los Angeles, CA 90071
Attn: Scott Lane, Vice President
Eurodollar Lending Office:
Same as Above



Banque Nationale de Paris             $ 15,000,000                 10.0000%
Domestic Lending Office
725 Figueroa Street
Los Angeles, CA 90017
Attn: Mr. Tjalling Terpstra
Eurodollar Lending Office:
Same as Above

The Bank of Nova Scotia               $ 15,000,000                 10.0000%
Domestic Lending Office:
580 California Street, Suite 2100
San Francisco, CA 94104
Attn: Werner Tillinger,
Relationship Manager
Eurodollar Lending Office:
Same as Above

Mitsubishi Trust & Banking            $ 10,000,000                  6.6667%
Corporation
Domestic Lending Office
520 Madison Avenue
New York, NY 10022
Attn: Mr. Gary Maciak
Eurodollar Lending Office:
Same as Above

Totals                                $150,000,000                     100%

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